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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report

                        (Date of earliest event reported)

                                 October 7, 2003


                                CSB BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Ohio                        0-21714                 34-1687530
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
        of Incorporation)                                    Identification No.)


      6 West Jackson Street, P.O. Box 232, Millersburg, Ohio        44654
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    (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code (330) 674-9015
                                                          --------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)


Item 5. Other Events and Required FD Disclosure

The Board of Directors of CSB Bancorp, Inc. has declared a third quarter dividend of $.12 payable to shareholders of record on September 30, 2003. The dividend will be paid on October 20, 2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


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                                             CSB BANCORP, INC.


Date: October 7, 2003                        By: /s/ John J. Limbert
                                            --------------------------------
                                                 President and
                                                 Chief Executive Officer